UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2020

CSI Compressco LP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35195	94-3450907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

                                                                                                                                                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   Regulation FD Disclosure.

On April 17, 2020, CSI Compressco LP, a Delaware limited partnership (the “Partnership,” “we,” “us” and “our”) and its wholly owned subsidiary, CSI Compressco Finance Inc., a Delaware corporation (“Finance Corp” and, together with the Partnership, the “Issuers”), announced the commencement of an offer (the “Exchange Offer”) to certain eligible holders to exchange any and all of their outstanding 7.250% Senior Unsecured Notes due 2022 (the “Unsecured Notes”) for newly issued 7.500% Senior Secured First Lien Notes due 2025 (the “New First Lien Notes) and 7.250% Senior Secured Second Lien Notes due 2027 (the “New Second Lien Notes” and, together with the New First Lien Notes, the “New Notes”). In conjunction with the Exchange Offer, the Issuers are soliciting consents to eliminate substantially all restrictive covenants and certain of the default provisions in the indenture governing the Unsecured Notes.

In connection with the Exchange Offer, the Partnership disclosed certain information to eligible holders of the Unsecured Notes in a Confidential Offering Memorandum and Consent Solicitation, dated April 17, 2020 (the “Offering Memorandum”). Pursuant to Regulation FD, the Partnership is furnishing herewith certain excerpts of such disclosures, in the general form presented in the Offering Memorandum, as Exhibit 99.1, which information is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 hereto, of this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01  Other Events.

Exchange Offer Press Release

On April 17, 2020, the Partnership issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference, announcing the Exchange Offer.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The New Notes will not be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

Cancellation of Indebtedness Income

The Exchange Offer is expected to result in a material amount of cancellation of indebtedness income (“COD income”) per unit being allocated to the Partnership’s unitholders that hold units on the first business day of the month during which the Exchange Offer closes, which is expected to be May 2020.  Unitholders that purchase units after the first business day of the month during which the Exchange Offer closes will not be allocated a portion of the COD income. Based on management’s projections and assumptions (including projections and assumptions related to the tax losses of the Partnership expected to be generated during 2020, the amount of depreciation to be taken by the Partnership during 2020 and the fair market value of the New Notes and the Unsecured Notes at the closing of the Exchange Offer), the Partnership anticipates that, after taking into account losses allocated to the Partnership’s unitholders in prior taxable years and the allocation of losses expected to be generated during the 2020 taxable year of the Partnership, most unitholders will have been allocated net losses that exceed or offset a substantial portion of their allocable share of the COD income expected to be recognized as a result of the Exchange Offer.  These projections and assumptions are based on the expectation that the Partnership’s unitholders that are allocated a share of the COD income hold their units for the remainder of 2020.  The amount of prior year losses available to a unitholder is dependent upon when their units were purchased, the price at which they were purchased and application of the passive activity loss limitation (described below).  Unitholders that did not purchase or own units until 2020 would not have prior losses from the Partnership.

Unitholders that sell or otherwise dispose of their units before the end of 2020 will not be allocated losses for the portion of the 2020 taxable year of the Partnership occurring after such sale or other disposition.

Based on management’s projections and assumptions, unitholders that purchased their units in 2019 or in the portion of 2020 occurring prior to the closing of the Exchange Offer and that hold their units on the first business day of the month during which the Exchange Offer closes are more likely to be allocated COD income in excess of their current and prior allocable share of the losses of the Partnership and, as a result, are likely to have a higher tax burden as a result of the COD income than unitholders that purchased their units at other times.

A passive activity loss limitation generally limits the deductibility of losses allocated by the Partnership to certain of the Partnership’s unitholders.  As a result, for the Partnership’s unitholders subject to the passive activity loss limitation, passive losses allocated by the Partnership to its unitholders may be used to offset only passive income generated by the Partnership.  For the Partnership’s unitholders that have appropriately suspended previously allocated losses, those losses would generally be available as an offset to the COD income expected to be recognized as a result of the Exchange Offer.  For the Partnership’s unitholders that did not appropriately suspend such prior losses, that are not subject to the passive activity loss limitation or that have already utilized their prior losses against income from the Partnership, the deduction of such losses would have provided a benefit to such unitholders in the taxable year in which they were deducted, but will not be available to offset the expected COD income.

Although previously allocated passive losses from the Partnership and current year losses are of a character that can offset the COD income, capital losses resulting from the sale or exchange of units are not able to offset such income.  The ability of each unitholder to offset all or a portion of the COD income resulting from the Exchange Offer with current or previously allocated losses will depend on their particular situation, including when and how the unitholder acquired its units and the ability of the unitholder to utilize its suspended passive losses.

Unitholders should consult their tax advisors with respect to their particular situation and the tax consequences of the ownership of units to them, including the tax consequences of the Exchange Offer, the allocation of the COD income described above and the amount and availability of any losses previously allocated to them by the Partnership.

This Current Report on Form 8-K contains “forward-looking statements” and information based on our beliefs and those of our general partner, CSI Compressco GP Inc. Forward-looking statements in this Current Report on Form 8-K are identifiable by the use of the following words and other similar words: “anticipates,” “assumes,” “believes,” “budgets,” “could,” “estimates,” “expectations,” “expects,” “forecasts,” “goal,” “intends,” “may,” “might,” “plans,” “predicts,” “projects,” “schedules,” “seeks,” “should,” “targets,” “will,” and “would.”  These forward-looking statements include statements, other than statements of historical fact, concerning our preliminary results of operations for the first quarter of 2020 (including net loss before income tax provisions and Adjusted EBITDA), potential sale of our Midland, Texas fabrication facility, commodity prices and demand for the Partnership’s equipment and services, statements regarding the amount of COD income expected to be recognized as a result of the Exchange Offer and the amount and deductibility of losses expected to be allocated by the Partnership to its unitholders, other statements regarding the Partnership’s beliefs, expectations, plans, prospects and other future events, performance, and other statements that are not purely historical.  Such forward-looking statements reflect our current views with respect to future events and financial performance, and are based on assumptions that we believe to be reasonable, but such forward-looking statements are subject to numerous risks and uncertainties, including but not limited to the risks and uncertainties contained in our Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC website at www.sec.gov.  If any of these risks or uncertainties materialize, or if any of the underlying assumptions prove incorrect, actual results may vary from those indicated by the forward-looking statements, and such variances may be material.  You should not place undue reliance on forward-looking statements.  Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements we may make, except as may be required by law.

Item 9.01   Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Certain excerpts from the Offering Memorandum and Consent Solicitation, dated April 17, 2020
99.2	News Release dated April 17, 2020 issued by CSI Compressco LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

By:	CSI Compressco GP Inc.,
its general partner

By:	/s/ Bass C. Wallace, Jr.
Bass C. Wallace, Jr.
General Counsel

Date: April 17, 2020

4